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                                                                    Exhibit 23.2

[Letterhead of KPMG Peat Marwick LLP]




                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.


                                               /s/ KPMG Peat Marwick






Minneapolis, Minnesota
July 24, 1998